UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07626)

Exact name of registrant as specified in charter:	Putnam Municipal Opportunities Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2009

Date of reporting period May 1, 2008 – October 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven approach to seek superior investment results over time.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

With a focus on investment performance and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Municipal
Opportunities
Trust

10|31|08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Manager	7
Performance in depth.	12
Your fund’s management.	14
Terms and definitions	15
Trustee approval of management contract	16
Other information for shareholders.	20
Financial statements	21
Shareholder meeting results	51

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

For several months now, financial markets have been experiencing significant upheaval. Coordinated responses by economic and financial authorities in the United States and overseas should restore stability in due course, but investors should not expect a reduction in volatility in the near term.

As a shareholder of this fund, you should feel confident about the financial standing of Putnam Investments. Our parent companies, Great-West Lifeco and Power Financial Corporation, are among the largest and most successful organizations in the financial services industry. All three companies are well capitalized with strong cash flows.

We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments in July. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. He continues to serve as President of the Funds and as a Trustee. Mr. Reynolds also serves as a Trustee.

Mr. Reynolds brings to Putnam Investments substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Mr. Reynolds as we continue our efforts to position Putnam Investments to exceed our shareholders’ expectations.

About the fund

Potential for high current income exempt from federal income tax

Taxes on income are a significant challenge of fixed-income investing. Investing in municipal bonds through a fund such as Putnam Municipal Opportunities Trust can help address this challenge. While the stated yields on municipal bonds are usually lower than those of taxable bonds, the income most of these bonds pay has the advantage of being exempt from federal tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The bonds are backed by either the issuing city or town, by revenues collected from usage fees, or by state tax revenues. Depending on the type of backing, the bonds will have varying degrees of credit risk, which is the risk that the issuer will not be able to repay the bond.

Many municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is primarily because many issuers decide not to pursue a rating that might be below investment grade. As a result, portfolio managers must do additional research to determine whether these bonds are prudent investments.

Evaluating a bond’s credit risk is one area in which Putnam has expertise. Putnam’s research team analyzes each issue in depth and assigns non-rated bonds an agency-equivalent Putnam rating. This analysis helps the team identify bonds with attractive risk/return profiles among bonds not rated by agencies.

Once the fund has invested in a bond, the portfolio managers continue to monitor developments that affect the overall bond market, the sector, and the issuer of the bond. Typically, higher-risk, lower-rated bonds are reviewed more frequently because of their greater potential risk.

The goal of research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust holdings for the benefit of the fund’s shareholders.

Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price

Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam Municipal
Opportunities Trust

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

Performance snapshot

Average annual total return (%) comparison as of 10/31/08

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 7 and 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

Thank you,Thalia, for talking with us today about what has been a historically turbulent six months for the fixed-income markets. How has the municipal bond market performed?

The past six months have indeed been an unprecedented time for the municipal bond market. We have seen the subprime mortgage meltdown that began in 2007 severely impact virtually all corners of the financial markets, including municipal bonds. Several factors related to the subprime-lending crisis contributed to historic volatility in municipal bonds. Concerns about the credit ratings of municipal bond insurers, known as monoline insurers, which also insure subprime debt, added to market volatility in late 2007 and during 2008. In addition, forced selling by hedge funds and investment banks put pressure on municipal bonds as these firms needed to raise capital and cover losses. In this environment, nearly all asset classes, including municipal bonds, underperformed U.S. Treasuries, which reached record-low yields. This added up to the worst municipal bond market performance in two decades.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/08. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 15.

How did Putnam Municipal Opportunities Trust perform during the period?

In these volatile markets, the fund continued to outperform its peers; however, the fund did post a negative return for the period. For the six months ended October 31, 2008, the fund posted a 15.72% decline. However, the fund did outperform its Lipper peers, General Municipal Debt Funds [leveraged closed-end], which lost 16.98% over the same period. Our performance placed the fund 33rd out of 60 funds in our Lipper peer group for the period.

With investors continuing an overall “flight to quality” in municipal bonds, the fund did lag the benchmark, the Barclays Capital Municipal Bond Index, which invests only in investment-grade municipal bonds. For the period, the benchmark had a loss of 4.70%.

The final months of the period were particularly challenging. Describe what happened with municipal bonds during that time.

In September 2008, the municipal bond market endured its worst month on record. As the credit crisis grew, the yield spreads between tax-exempt bonds and Treasury bonds diverged dramatically, as most investors avoided all asset classes with any perceived credit risk.

Three factors contributed to the weakness in the credit markets during the fall of 2008. The first was unrelenting downward price pressure on municipal bonds. This pressure was spurred by the forced selling of hedge fund positions and the rumored potential liquidation of AIG’s $50 to $60 billion municipal bond portfolio. Second, dealer liquidity became more constrained with the historic bankruptcy of Lehman

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 10/31/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Brothers, UBS’s exit from the institutional market, and the purchase of Merrill Lynch by Bank of America.

Finally, we saw a temporary lack of primary market supply of municipal bonds in the wake of the Lehman bankruptcy. Because new issues typically help establish prices in the marketplace, as dealers delayed pricing new issues, secondary market liquidity was negatively affected. All of these issues put downward pressure on municipal bond prices, further hurting the asset class’s performance.

How did you position the portfolio in light of these ongoing issues?

We’ve decided to remain cautious during the period. One factor that continued to aid performance compared to our peers during the period was the fund’s shorter-maturity positioning. This helped performance on a relative basis as the yield curve steepened and prices on shorter-term instruments held up better than longer-maturity bonds. Security selection in the insured sector also aided relative performance. At the beginning of the period, nearly all insured bonds traded in a relatively tight range. As concerns rose about monoline insurers [firms that insure issuers of municipal debt], there was growing differentiation in quality among insured issues. Our positioning within insured issues aided performance relative to our peers.

Were there any notable strategies that contributed to performance?

On a relative basis, the fund benefited most significantly from the omission of

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

two bonds held by the benchmark that defaulted during the period. Revenue bonds for the Director of Nevada Department of Business & Industry Las Vegas Monorail Project, which supported the monorail system that serves the strip hotels, attractions, and convention center in Las Vegas, defaulted on the heels of lower monorail ridership and revenue levels. The second default we were fortunate to avoid were bonds issued for the New York City-based National Sports Museum, sponsored by New York Liberty Development Corporation.

Any notable detractors?

Main Street Natural Gas Bonds detracted from performance during the period. On the whole, prepaid gas bonds help a municipal utility buy natural gas at a discounted price. One important feature of prepaid gas bonds, however, is that the bond’s rating is tied to its financial sponsor — in this case, Lehman Brothers. Because Lehman was affected by liquidity problems and concerns about subprime exposure, the performance of these bonds suffered.

I N  T H E  N E W S

In November, the Federal Reserve Bank (the Fed) and the U.S. Treasury announced $800 billion in new lending programs to help the consumer lending and home mortgage markets.TheTreasury and the Fed said they would create a $200 billion program to support the issuance of securities that are backed by car loans, student loans, credit card debt, and small-business loans. In a separate action, the Fed said it would lower mortgage rates and increase the availability of credit for the housing market by buying up to $600 billion in debt tied to home loans backed by Fannie Mae, Freddie Mac, and other government-controlled financing agencies.

What is your outlook for the municipal bond market?

Investors have seen the Federal Reserve [the Fed] dramatically inject liquidity into the markets, and the government take other unprecedented steps to aid the economy and free up credit markets. It is important to understand, however, that the effects of many of the changes will take time, and that markets are likely, in our view, to remain volatile in the near term — particularly with lingering concerns over state budgets and monoline insurers.

Despite the current market environment, we see two key reasons why municipal bond funds remain relatively attractive. The first is future tax rates. We believe that income tax rates are unlikely to fall from here and may, in fact, rise in the near future, especially in view of the tax cuts scheduled to sunset in 2010. This may cause municipal bonds to become an even more attractive asset class relative to taxable fixed income.

Even at today’s tax rates, we believe municipal bonds offer a great value because of a second key factor: the overall credit quality of the municipal asset class remains strong. The fund has benefited from having a bias for higher quality holdings in the portfolio. We believe that many areas of the municipal bond market have been oversold by panicked investors, creating unique opportunities for the fund to add highly rated bonds paying unusually high yields.

Finally, I’d like to add that in these turbulent credit markets, shareholders should understand that Putnam’s deep research capabilities are making a difference for them every day. As confidence in the public ratings agencies weakens, the in-depth, independent research of a large, integrated team like ours cannot be overemphasized.

Thank you,Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

In October 2008, the Board of Trustees approved a proposal to merge your fund into Putnam Tax Exempt Income Fund, an open-end fund. The expected benefits of the proposed merger to shareholders of your fund include the opportunity to invest in a similarly managed open-end fund and the ability to redeem shares at their net asset value on a daily basis without the discount to net asset value at which shares of your fund have traded historically. It is currently expected that the merger would occur in 2009, following approval from shareholders of your fund, though there is no guarantee that the merger will occur. Proxy materials relating to the proposed merger are expected to be mailed to shareholders early in 2009.

In connection with their approval of the proposed merger into Putnam Tax Exempt Income Fund, the Trustees have also authorized your fund to begin redeeming all of its outstanding preferred shares through a series of partial redemptions. The first such partial redemptions by your fund occurred following the close of the fiscal period, and the remaining redemptions are expected to occur in the coming months. In accordance with legal requirements applicable to open-end funds, your fund will be required to redeem all of its preferred shares prior to completing the proposed merger into Putnam Tax Exempt Income Fund.

We are pleased to report that effective July 2008, your fund’s dividend was increased from $0.0479 to $0.0605 per share, due to an increase in income distributable to common shareholders. In November, reflecting market conditions and resultant portfolio considerations, your fund’s dividend decreased to $0.0566 per share. The net result over the reporting period was a dividend increase of 18.16%, which reflects the current earnings distribution of the portfolio holdings.

Your fund’s performance

This section shows your fund’s performance for periods ended October 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 10/31/08

				Lipper General
				Municipal Debt
			Barclays Capital	Funds (leveraged
			Municipal Bond	closed-end)
	NAV	Market price	Index	category average*

Annual average
Life of fund (since 5/28/93)	4.60%	3.61%	5.09%	4.41%

10 years	35.60	15.59	49.96	33.04
Annual average	3.09	1.46	4.14	2.87

5 years	5.07	–1.56	14.41	1.69
Annual average	0.99	–0.31	2.73	0.29

3 years	–8.03	–4.58	5.23	–11.40
Annual average	–2.75	–1.55	1.71	–4.01

1 year	–16.43	–13.31	–3.30	–19.05

6 months	–15.72	–13.44	–4.70	–16.98

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/08, there were 60, 60, 59, 59, 40, and 34 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/08

Distributions — common shares*

Number		6

Income [1]		$0.3378

Capital gains [2]		—

Total		$0.3378

Distributions — preferred shares*	Series A (3,842 shares)	Series B (3,417 shares)	Series C (6,137 shares)

Income [1]	$451.95	$521.74	$523.54

Capital gains [2]	—	—	—

Total	$451.95	$521.74	$523.54

Share value		NAV	Market price

4/30/08		$12.41	$11.13

10/31/08		10.13	9.33

Current yield (end of period)		NAV	Market price

Current dividend rate [3]		7.17%	7.78%

Taxable equivalent [4]		11.03	11.97

* The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2008. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/08

	NAV	Market price

Annual average
Life of fund (since 5/28/93)	5.13%	4.29%

10 years	45.09	30.68
Annual average	3.79	2.71

5 years	12.72	7.50
Annual average	2.42	1.46

3 years	–1.99	2.30
Annual average	–0.67	0.76

1 year	–9.56	–5.29

6 months	–7.73	–2.96

Your fund’s management

Your fund’s Portfolio Managers are Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2008, and October 31, 2007.

Trustee and Putnam employee fund ownership

As of October 31, 2008, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$118,000	$33,000,000

Putnam employees	$8,000	$396,000,000

Other Putnam funds managed by the Portfolio Managers

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack are Portfolio Managers of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam Tax Exempt Income Fund, Putnam AMT-Free Municipal Fund*, Putnam Municipal Opportunities Trust, Putnam Tax-Free High Yield Fund, and Putnam Managed Municipal Income Trust.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

* Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 60th percentile in management fees and in the 73rd percentile in total expenses as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. The Trustees considered that most Putnam funds currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process —as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds (leveraged closed-end) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	51st

Three-year period	62nd

Five-year period	52nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 55, 55, and 54 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper General Municipal Debt Funds (leveraged closed-end) category for the one-year, five-year, and ten-year periods ended September 30, 2008 were 45%, 59%, and 61%, respectively. Over the one-year, five-year and ten-year periods ended September 30, 2008, your fund ranked 27th out of 60, 35th out of 59, and 25th out of 40 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when theTrustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of your fund’s investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share
repurchase program

In September 2008, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2008, up to 10% of the fund’s common shares outstanding as of October 7, 2008. The repurchase program has been temporarily suspended for your fund pending the proposed merger of your fund into Putnam Tax Exempt Income Fund.

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www. sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 10/31/08 (Unaudited)

Key to abbreviations

AGO Assured Guaranty, Ltd.	FSA Financial Security Assurance
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
COP Certificate of Participation	Association Collateralized
FGIC Financial Guaranty Insurance Company	G.O. Bonds General Obligation Bonds
FHA Insd. Federal Housing Administration Insured	MBIA MBIA Insurance Company
FHLMC Coll. Federal Home Loan Mortgage	PSFG Permanent School Fund Guaranteed
Corporation Collateralized	Radian Insd. Radian Group Insured
FNMA Coll. Federal National Mortgage Association	U.S. Govt. Coll. U.S. Government Collateralized
Collateralized	VRDN Variable Rate Demand Notes
FRB Floating Rate Bonds	XLCA XL Capital Assurance
FRN Floating Rate Notes

MUNICIPAL BONDS AND NOTES (178.6%)*	Rating**	Principal amount	Value

Alabama (1.3%)
Courtland, Indl. Dev. Board Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 11/1/13	BBB	$3,000,000	$2,643,090

Mobile, Special Care Fac. Fin. Auth. VRDN
(Infirmary Hlth. Syst.), Ser. A, 1.5s, 2/1/40	VMIG1	2,000,000	2,000,000

Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa
Valley Med. Ctr.), Ser. A, 6s, 8/1/25	B/P	1,200,000	930,936

			5,574,026
Alaska (0.2%)
Northern Tobacco Securitization Corp. Rev. Bonds,
5 1/2s, 6/1/29 (Prerefunded)	AAA	750,000	796,065

			796,065
Arizona (3.7%)
AZ Hlth. Fac. Auth. Rev. Bonds (Banner Hlth.),
Ser. A
5s, 1/1/15	AA–	2,390,000	2,355,058
5s, 1/1/14	AA–	1,000,000	994,110

AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
(John C. Lincoln Hlth. Network), 6 3/8s, 12/1/37
(Prerefunded)	BBB	1,250,000	1,390,063

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	B+/P	3,300,000	2,874,630

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Cmnty. Hosp.), Ser. A, 6 3/4s,
12/1/26	BB+/P	445,000	391,511

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5s, 5/15/26	A–	800,000	701,760

Marana, Impt. Dist. Special Assmt. Bonds
(Tangerine Farms Road), 4.6s, 1/1/26	Baa1	2,130,000	1,601,228

Maricopa Cnty., Indl. Dev. Auth. Hlth. Fac. Rev.
Bonds (Catholic Hlth. Care West), Ser. A,
5 1/4s, 7/1/32	A2	1,000,000	794,820

Maricopa Cnty., Poll. Control Rev. Bonds (Public
Service Co. of New Mexico), Ser. A, 6.3s, 12/1/26	Baa3	3,200,000	2,545,568

MUNICIPAL BONDS AND NOTES (178.6%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Pima Cnty., Indl. Dev. Auth. Rev. Bonds (Horizon
Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	$1,550,000	$1,166,608

Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), Class A, 5 1/4s, 9/1/30	A3	1,500,000	1,183,590

			15,998,946
Arkansas (2.4%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds
(Washington Regl. Med. Ctr.), 7 3/8s, 2/1/29
(Prerefunded)	Baa1	3,000,000	3,183,600

Baxter Cnty., Hosp. Rev. Bonds, Ser. B, 5 5/8s,
9/1/28 (Prerefunded)	Baa2	1,700,000	1,754,910

Independence Cnty., Poll. Control Rev. Bonds
(Entergy AR, Inc.), 5s, 1/1/21	A–	2,100,000	1,846,194

Little Rock G.O. Bonds (Cap. Impt.), FSA, 3.95s,
4/1/19	Aaa	325,000	328,299

Springdale, Sales & Use Tax Rev. Bonds, FSA,
4.05s, 7/1/26	Aaa	1,500,000	1,403,430

Washington Cnty., Hosp. Rev. Bonds (Regl. Med.
Ctr.), Ser. B
5s, 2/1/25	Baa1	1,750,000	1,434,020
5s, 2/1/11	Baa1	400,000	394,900

			10,345,353
California (20.8%)
ABC Unified School Dist. G.O. Bonds, Ser. B,
FGIC, zero %, 8/1/20	AA	1,500,000	764,925

Burbank, Unified School Dist. G.O. Bonds
(Election of 1997), Ser. C, FGIC, zero %, 8/1/23	AA	1,000,000	410,690

CA Edl. Fac. Auth. Rev. Bonds
(U. of the Pacific), 5s, 11/1/21	A2	1,500,000	1,389,825
(Loyola-Marymount U.), MBIA, zero %, 10/1/21	A2	1,300,000	612,287

CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Sutter Hlth.), Ser. A, MBIA, 5 3/8s, 8/15/30	AA	2,500,000	2,463,500
AMBAC, 5.293s, 7/1/17	AA	2,400,000	2,387,928

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.)
Ser. E, 4.8s, 8/1/37	AA–	5,000,000	3,505,250
Ser. K, 4 5/8s, 8/1/26	Aa2	10,000,000	7,450,500

CA Poll. Control Fin. Auth. Rev. Bonds (Pacific
Gas & Electric Corp.), Class D, FGIC, 4 3/4s,
12/1/23	A	2,500,000	1,890,700

CA Poll. Control Fin. Auth. VRDN (Pacific Gas &
Electric Corp.), Class C, 1s, 11/1/26	A–1+	3,300,000	3,300,000

CA Poll. Control Fin. Auth. Solid Waste Disp. FRB
(Waste Management, Inc.), Ser. C, 5 1/8s,
11/1/23	BBB	850,000	596,335

CA State VRDN (Kindergarten U.), Ser. A-2, 0.7s,
5/1/34	VMIG1	7,450,000	7,450,000

CA State Dept. of Wtr. Resources VRDN
(Pwr. Supply)
Ser. B-1, 0.4s, 5/1/22	VMIG1	4,900,000	4,900,000
Ser. F-4, 0.4s, 5/1/22	VMIG1	3,500,000	3,500,000

MUNICIPAL BONDS AND NOTES (178.6%)* cont.	Rating**	Principal amount	Value

California cont.
CA State Econ. Recvy. VRDN
Ser. C-2, 0.55s, 7/1/23	VMIG1	$3,700,000	$3,700,000
Ser. C-4, 0.4s, 7/1/23	VMIG1	2,000,000	2,000,000

CA Statewide Cmnty. Dev. Auth. COP (The
Internext Group), 5 3/8s, 4/1/30	BBB	5,250,000	3,983,385

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02,
5.05s, 9/2/35	BB+/P	790,000	545,163

Chula Vista COP, MBIA, 5s, 8/1/32	AA	4,000,000	3,599,360

Chula Vista, Indl. Dev. Rev. Bonds (San Diego
Gas), Ser. B, 5s, 12/1/27	A1	1,915,000	1,407,774

Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. 03 A-1, 6 1/4s, 6/1/33 (Prerefunded)	Aaa	1,025,000	1,095,008
Ser. A-1, 5s, 6/1/33	BBB	950,000	602,566

Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr.
Wks.), 5 3/4s, 8/10/18	Aa2	6,000,000	6,052,560

Metro. Wtr. Dist. VRDN (Southern CA Wtr. Wks.),
Ser. B-3, 0.6s, 7/1/35	VMIG1	2,800,000	2,800,000

Orange Cnty., Cmnty. Fac. Dist. Special Tax Bonds
(Ladera Ranch No. 02-1), Ser. A, 5.55s, 8/15/33	BBB/P	900,000	668,322

Redwood City, Elementary School Dist. G.O. Bonds,
FGIC, zero %, 8/1/21	AA	1,990,000	953,489

Rocklin, Unified School Dist. G.O. Bonds, FGIC,
zero %, 8/1/27	AA	2,000,000	627,780

Sacramento, Special Tax (North Natomas Cmnty.
Fac.), Ser. 97-01, 5s, 9/1/20	BB/P	1,200,000	1,021,968

Sacramento, Special Tax Rev. Bonds (North Natomas
Cmnty. Fac.), Ser. 97-01
5s, 9/1/29	BB/P	1,180,000	892,670
5s, 9/1/18	BB/P	1,030,000	921,098

Sacramento, Muni. Util. Dist. Fin. Auth. Rev.
Bonds (Cosumnes), MBIA, 5s, 7/1/19	AA	2,825,000	2,605,187

San Bernardino Cnty., COP (Med. Ctr. Fin.),
Ser. A, MBIA, 6 1/2s, 8/1/17	AA	5,000,000	5,658,100

San Diego Cnty., COP, AMBAC, 5 5/8s, 9/1/12	AA	4,400,000	4,565,484

San Juan, Unified School Dist. G.O. Bonds, FSA,
zero %, 8/1/19	Aaa	1,000,000	566,640

Silicon Valley, Tobacco Securitization Auth. Rev.
Bonds (Santa Clara), Ser. A, zero %, 6/1/36	BBB+/F	2,700,000	180,036

Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev.
Bonds, 7.65s, 8/1/21	BB–/P	685,000	660,080

Vernon, Natural Gas Fin. Auth. Mandatory Put
Bonds, Ser. A-4, MBIA, 5s, 8/3/09	AA	4,725,000	4,704,116

			90,432,726
Colorado (4.0%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	325,000	245,499
(Evangelical Lutheran), 5 1/4s, 6/1/21	A3	1,375,000	1,195,453
(Evangelical Lutheran), 5s, 6/1/29	A3	850,000	638,410

CO Hsg. & Fin. Auth. Rev. Bonds (Single Family
Mtge.), Ser. A-3, Class III, 5 1/4s, 5/1/33	A1	5,825,000	5,113,826

MUNICIPAL BONDS AND NOTES (178.6%)* cont.	Rating**	Principal amount	Value

Colorado cont.
CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
Ser. B, zero %, 9/1/35 (Prerefunded)	Aaa	$27,000,000	$3,882,060

CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
Ser. C1, MBIA, 5 1/2s, 9/1/24	AA	1,250,000	1,176,488

CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30	A3	3,280,000	2,991,622

CO State Hsg. Fin. Auth. Rev. Bonds (Single Fam.)
Ser. B-2 , 7s, 5/1/26	Aaa	15,000	15,232
Ser. B-3, 6.8s, 11/1/28	Aaa	10,000	9,894

Denver, City & Cnty. Arpt. Rev. Bonds, Ser. D,
AMBAC, 7 3/4s, 11/15/13	AA	1,770,000	1,895,882

			17,164,366
Connecticut (1.9%)
CT State Hlth. & Edl. Fac. Auth. VRDN (Yale U.),
Ser. V-1, 0.7s, 7/1/36	VMIG1	8,400,000	8,400,000

			8,400,000
Delaware (0.4%)
DE State Hsg. Auth. Rev. Bonds (Single Family
Mtge.), Ser. B, zero %, 1/1/40	A3	12,890,000	1,153,139

New Castle Cnty., Rev. Bonds (Newark Charter
School, Inc.), 5s, 9/1/30	BBB–	700,000	482,090

			1,635,229
District of Columbia (1.2%)
DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, FGIC,
5s, 10/1/28	AA	5,550,000	5,068,149

			5,068,149
Florida (6.1%)
Escambia Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/26	BBB	2,500,000	1,571,600

Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19	Baa1	3,395,000	2,861,917

FL Hsg. Fin. Corp. Rev. Bonds (Homeowner Mtge.),
Ser. 5, 5s, 7/1/34	Aa1	515,000	513,264

FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A, 5s,
10/1/31	A1	1,700,000	1,583,686

Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A
5 1/4s, 6/1/20	BBB+	2,000,000	1,655,800
5 1/4s, 6/1/19	BBB+	2,200,000	1,857,152

Hillsborough Cnty., Indl. Dev. Auth. Poll.
Control Mandatory Put Bonds
(Tampa Elec. Co.), Ser. B, 5.15s, 9/1/13	Baa2	475,000	450,761
AMBAC, 5s, 3/15/12	AA	625,000	624,769

Jacksonville, Hlth. Fac. Auth. Rev. Bonds (Brooks
Hlth. Syst.), 5s, 11/1/27	A	1,500,000	1,170,135

Lakeland, Retirement Cmnty. Rev. Bonds
(1st Mtge. - Carpenters), 6 3/8s, 1/1/43	BBB–/F	340,000	273,003

Lee Cnty., Rev. Bonds, XLCA, 5s, 10/1/25	Aa3	2,500,000	2,276,300

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.)
Ser. A, 6.8s, 11/15/31	Ba1	1,000,000	782,140
5 3/8s, 11/15/28	BB+	2,000,000	1,316,320

Okeechobee Cnty., Solid Waste Mandatory Put
Bonds (Waste Mgt./Landfill), Ser. A, 4.2s, 7/1/09	BBB	750,000	739,748

MUNICIPAL BONDS AND NOTES (178.6%)* cont.	Rating**	Principal amount	Value

Florida cont.
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds (Hosp.
Hlth. Care), Ser. E
6s, 10/1/26	A2	$2,940,000	$2,785,562
6s, 10/1/26 (Prerefunded)	A2	60,000	62,899

Reunion West, Cmnty. Dev. Dist. Special Assmt.
Bonds, 6 1/4s, 5/1/36	BB–/P	2,440,000	1,727,227

South Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B-1, 5 1/8s, 11/1/09	BB–/P	2,025,000	1,376,474

South Broward, Hosp. Dist. Rev. Bonds, MBIA,
4 3/4s, 5/1/28	AA	1,500,000	1,281,720

Split Pine, Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A, 5 1/4s, 5/1/39	BB–/P	1,500,000	966,120

Tampa, Hosp. Rev. Bonds (H. Lee Moffit Cancer &
Research Inst.), Ser. A, 5 3/4s, 7/1/29	A3	500,000	425,440

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds,
5.4s, 5/1/37	BB–/P	495,000	346,352

			26,648,389
Georgia (2.1%)
Burke Cnty., Poll. Control Dev. Auth. Mandatory
Put Bonds (Oglethorpe Pwr. Corp.), Ser. C-2,
AMBAC, 4 5/8s, 4/1/10	AA	5,500,000	5,607,470

Effingham Cnty., Indl. Dev. Auth. Rev. Bonds
(Pacific Corp.), 6 1/2s, 6/1/31	B2	900,000	682,110

GA Med. Ctr. Hosp. Auth. Rev. Bonds, MBIA,
6.367s, 8/1/10	AA	1,000,000	1,001,360

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas),
Ser. A, 5 1/2s, 9/15/23	A2	1,000,000	779,100

Marietta, Dev. Auth. Rev. Bonds (U. Fac. - Life
U., Inc.), 7s, 6/15/39	Ba3	1,400,000	1,148,952

			9,218,992
Hawaii (0.1%)
HI State Hsg. & Cmnty. Dev. Corp. Rev. Bonds
(Single Fam. Mtge.), Ser. B, 3.2s, 1/1/09	Aaa	345,000	345,738

HI State Hsg. Fin. & Dev. Corp. Rev. Bonds,
Ser. A, FNMA Coll., 5 3/4s, 7/1/30	Aaa	280,000	277,642

			623,380
Idaho (0.3%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam.
Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	1,460,000	1,301,064

			1,301,064
Illinois (5.0%)
Chicago, Single Fam. Mtge. Rev. Bonds, Ser. A,
GNMA Coll., FNMA Coll., FHLMC Coll., 5 1/2s,
10/1/20	Aaa	1,145,000	1,021,329

Chicago, Waste Wtr. Transmission Rev. Bonds,
Ser. A, MBIA, zero %, 1/1/24	AA	1,600,000	623,552

IL Fin. Auth. Rev. Bonds
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa1	3,000,000	2,328,000
(Silver Cross Hosp. & Med.), 5 1/2s, 8/15/30	A	4,000,000	3,147,720
(Alexian), Ser. A, FSA, 5 1/4s, 1/1/22	Aaa	5,050,000	4,767,402

IL Fin. Auth. Hosp. Rev. Bonds (Kishhealth
Syst.), 5 3/4s, 10/1/35	A–	1,550,000	1,240,791

MUNICIPAL BONDS AND NOTES (178.6%)* cont.	Rating**	Principal amount	Value

Illinois cont.
Kendall & Kane Cntys., Cmnty. United School Dist.
G.O. Bonds (No. 115 Yorkville), FGIC, zero %,
1/1/21	A2	$1,075,000	$535,877

Lake Cnty., Cmnty. Construction G.O. Bonds
(School Dist. No. 073 Hawthorn), FGIC, zero %,
12/1/20	AA+	1,650,000	827,409

Lake Cnty., Cmnty. School Dist. G.O. Bonds (No.
073 Hawthorn), Ser. 02, FGIC, zero %, 12/1/21	AA+	1,950,000	911,859

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. A, MBIA,
zero %, 12/15/22	AA	2,500,000	1,128,025

Metropolitan Pier & Exposition Auth. Rev. Bonds
(McCormack Place Expansion Project), MBIA, 5s,
12/15/28	AAA	1,770,000	1,692,049

Montgomery, Special Assmt. Bonds
(Lakewood Creek), Radian Insd., 4.7s, 3/1/30	BBB+	1,972,000	1,558,255

Southern IL U. Rev. Bonds (Hsg. & Auxiliary),
Ser. A, MBIA
zero %, 4/1/25	AA	1,870,000	706,729
zero %, 4/1/21	AA	2,230,000	1,101,129

			21,590,126
Indiana (3.1%)
Anderson, Econ. Dev. Rev. Bonds (Anderson U.),
5s, 10/1/24	BBB–/F	390,000	284,037

IN Bk. Special Program Gas Rev. Bonds, Ser. A
5 1/4s, 10/15/21	Aa2	180,000	151,335
5 1/4s, 10/15/18	Aa2	2,000,000	1,785,880

IN Hlth. Fac. Fin. Auth. Rev. Bonds (Cmnty.
Hosp.), Ser. A, AMBAC, 5s, 5/1/24	AA	2,695,000	2,442,694

IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
(USX Corp.), 5.6s, 12/1/32	Baa1	4,700,000	3,754,266

Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa2	2,500,000	2,087,400

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	AA	1,375,000	1,354,623
MBIA, 5.6s, 11/1/16	AA	1,550,000	1,506,321

			13,366,556
Iowa (1.2%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives), 9 1/4s, 7/1/25 (Prerefunded)	AAA	3,680,000	4,269,867

IA State Higher Ed. Loan Auth. Rev. Bonds
5s, 10/1/22	BBB–/F	605,000	505,611
(Wartburg), Ser. A, 5s, 10/1/21	BBB–/F	605,000	512,381

			5,287,859
Kansas (1.4%)
Burlington, Env. Impt. Mandatory Put Bonds (Pwr.
& Lt.), Ser. A2, FGIC, 5s, 4/10/10	A	5,250,000	5,207,055

KS State Dev. Fin. Auth. VRDN (Sisters
of Charity), Ser. C, 1.25s, 12/1/19	VMIG1	845,000	845,000

			6,052,055

MUNICIPAL BONDS AND NOTES (178.6%)* cont.	Rating**	Principal amount	Value

Kentucky (0.5%)
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
(Norton Hlth. Care), Ser. A
6 5/8s, 10/1/28 (Prerefunded)	AAA/P	$1,470,000	$1,593,833
6 5/8s, 10/1/28	A–/F	405,000	374,115

Louisville/Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/38	Baa2	290,000	236,576

			2,204,524
Louisiana (2.8%)
De Soto Parish, Env. Impt. Rev. Bonds (Intl.
Paper Co. Projects), Ser. A, 5s, 11/1/18	BBB	1,500,000	1,079,370

LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev.
Bonds (St. James Place), Ser. A, 7s, 11/1/20
(Prerefunded)	AAA/P	690,000	739,639

LA State Office Fac. Corp. Lease Rev. Bonds
(Capitol Complex), Ser. A, MBIA
5 1/2s, 3/1/13	AA	2,000,000	2,033,800
5 1/2s, 3/1/12	AA	3,440,000	3,500,750

Rapides, Fin. Auth. Mandatory Put Bonds (Cleco
Pwr.), 5 1/4s, 3/1/13	Baa1	5,250,000	4,960,725

			12,314,284
Maine (0.5%)
ME State Hsg. Auth. Rev. Bonds, Ser. D-2-AMT, 5s,
11/15/27	Aa1	760,000	725,215

Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	Ba3	1,950,000	1,551,128

			2,276,343
Maryland (0.7%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev.
Bonds (WA Cnty. Hosp.)
6s, 1/1/43	BBB–	875,000	631,785
5 3/4s, 1/1/38	BBB–	550,000	389,477

MD State Indl. Dev. Fin. Auth. Rev. Bonds
(Synagro-Baltimore), Ser. A, 5 1/2s, 12/1/15	BBB+/F	500,000	464,430

Westminster, Econ. Dev. VRDN (Carroll Lutheran
Village), Ser. C, 1s, 5/1/34	A–1+	1,340,000	1,340,000

			2,825,692
Massachusetts (13.3%)
MA State Dev. Fin. Agcy. Rev. Bonds
(MA Biomedical Research), Ser. C, 6 3/8s, 8/1/17	Aa3	2,785,000	2,893,615
(MA Biomedical Research), Ser. C, 6 1/4s, 8/1/20	Aa3	2,850,000	2,939,804
(Linden Ponds, Inc.), Ser. A, 5 1/2s, 11/15/22	BB/P	1,360,000	1,004,102

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15
(Prerefunded)	AAA/P	2,085,000	2,450,980
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	1,500,000	1,216,785
(Med. Ctr. of Central MA), AMBAC, 6.55s, 6/23/22	AAA	27,100,000	27,470,457
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	1,875,000	1,737,638
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	1,300,000	1,109,550
(Quincy Med. Ctr.), Ser. A, 6 1/4s, 1/15/28	BB–/P	2,095,000	1,658,947
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31	A	3,790,000	3,442,912
(Care Group), Ser. B-2, MBIA, 5 3/8s, 2/1/26	AA	700,000	672,203
(Care Group), Ser. B-2, MBIA, 5s, 2/1/25	AA	800,000	731,024
(Milford Regl. Med.), Ser. E, 5s, 7/15/22	Baa3	1,800,000	1,410,894

MUNICIPAL BONDS AND NOTES (178.6%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Hlth. & Edl. Fac. Auth. VRDN
(Northeastern U.), Ser. U, 0.65s, 10/1/22	VMIG1	$1,300,000	$1,300,000
(Harvard U.), Ser. R, 0.4s, 11/1/49	VMIG1	4,600,000	4,600,000

MA State Port Auth. Rev. Bonds, U.S. Govt. Coll.,
13s, 7/1/13 (Prerefunded)	AAA	2,370,000	2,987,077

			57,625,988
Michigan (4.0%)
Detroit, G.O. Bonds
Ser. A-1, AMBAC, 5 1/4s, 4/1/24	AA	1,435,000	1,266,287
Ser. A, FGIC, 5s, 7/1/30	AA	4,505,000	3,901,645
(Cap. Impt.), Ser. A-1, 5s, 4/1/15	BBB–	1,300,000	1,263,756

Detroit, City School Dist. G.O. Bonds, Ser. A,
FSA, 6s, 5/1/29	Aaa	1,000,000	1,090,860

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 6s, 7/1/20	Ba1	150,000	129,555

MI Higher Ed. Fac. Auth. Rev. Bonds
(Kalamazoo College), 5 1/2s, 12/1/18	A1	500,000	512,600

MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	3,000,000	2,535,270
(Holland Cmnty. Hosp.), Ser. A, FGIC, 5 3/4s,
1/1/21	A+	1,250,000	1,235,913

MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
3.9s, 6/1/30	AA+	2,210,000	2,192,408

MI State Strategic Fund, Ltd. Mandatory Put Bonds
(Dow Chemical), 5 1/2s, 6/1/13	A3	500,000	481,800

MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S. Govt.
Coll., 5 3/4s, 10/1/22 (Prerefunded)	AAA/P	1,650,000	1,670,411

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 6s, 6/1/34	BBB	575,000	419,888

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy
Memorial Hosp. Corp.), 5 3/8s, 6/1/26	Baa3	750,000	546,203

			17,246,596
Minnesota (1.1%)
Minneapolis, Cmnty. Dev. Agcy. Supported Dev.
Rev. Bonds, Ser. G-3, U.S. Govt. Coll., 5.45s,
12/1/31 (Prerefunded)	A+	1,705,000	1,826,686

MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg.),
Ser. M, 5 3/4s, 1/1/37	Aa1	980,000	945,347

MN State Hsg. Fin. Agcy. Rev. Bonds (Single Fam.
Mtge.), 6.05s, 7/1/31	Aa1	400,000	343,376

North Oaks, Sr. Hsg. Rev. Bonds
(Presbyterian Homes), 6 1/8s, 10/1/39	BB/P	995,000	753,533

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	Baa3	1,150,000	938,987

			4,807,929
Mississippi (2.1%)
Lowndes Cnty., Solid Waste Disp. & Poll. Control
Rev. Bonds (Weyerhaeuser Co.)
Ser. A, 6.8s, 4/1/22	Baa2	1,000,000	860,690
Ser. B, 6.7s, 4/1/22	Baa2	1,055,000	898,491

MUNICIPAL BONDS AND NOTES (178.6%)* cont.	Rating**	Principal amount	Value

Mississippi cont.
MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.)
5.9s, 5/1/22	BBB	$3,000,000	$2,415,870
5 7/8s, 4/1/22	BBB	2,330,000	1,873,040

MS Home Corp. Rev. Bonds (Single Fam. Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	1,280,000	1,254,579
Ser. B, GNMA Coll., FNMA Coll., 5 1/2s, 6/1/36	Aaa	355,000	345,774

Warren Cnty., Gulf Opportunity Zone (Intl.
Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	2,000,000	1,583,800

			9,232,244
Missouri (8.1%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A
5 1/2s, 6/1/32	A+	1,500,000	1,239,630
5 1/2s, 6/1/16	A+	2,550,000	2,549,873

MO Hsg. Dev. Comm. Rev. Bonds (Home Ownership),
Ser. B, GNMA Coll., FNMA Coll., 4.4s, 3/1/14	AAA	180,000	166,696

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
Ser. 2003A (St. Luke’s Health), 5 1/2s, 11/15/28 T	AAA	10,000,000	9,915,900

MO State Hlth. & Edl. Fac. Auth. VRDN
(Washington U. (The)), Ser. D, 1s, 9/1/30	VMIG1	1,100,000	1,100,000
(Washington U. (The)), Ser. B, 0.9s, 3/1/40	VMIG1	3,400,000	3,400,000
(Washington U. (The)), Ser. A, 0.9s, 9/1/30	VMIG1	5,600,000	5,600,000
(Washington U. (The)), Ser. B, 0.9s, 9/1/30	VMIG1	3,100,000	3,100,000
(Sisters of Mercy Hlth.), Ser. A, 0.9s, 6/1/16	VMIG1	5,000,000	5,000,000
(St. Louis U.), Ser. A-2, 0.85s, 10/1/35	VMIG1	1,700,000	1,700,000
(St. Louis U.), Ser. B-2, 0.85s, 10/1/35	VMIG1	1,000,000	1,000,000

MO State Hsg. Dev. Comm. Mtge. Rev. Bonds (Single
Fam. Homeowner Loan)
Ser. A, GNMA Coll., FNMA Coll., 7.2s, 9/1/26	AAA	25,000	24,999
Ser. C-1, GNMA Coll., FNMA Coll., 7.15s, 3/1/32	AAA	470,000	469,803

			35,266,901
Nebraska (0.5%)
Central Plains, Energy Project Rev. Bonds (NE Gas
No. 1), Ser. A, 5 1/4s, 12/1/18	Aa3	3,000,000	2,358,570

			2,358,570
Nevada (10.5%)
Clark Cnty., Ltd Tax Bond, 5s, 6/1/33 T	Aa1	32,285,000	30,037,293

Clark Cnty., Arpt. Rev. Bonds
Ser. A-2, FGIC, 5 1/8s, 7/1/26	AA	5,105,000	4,531,504
Ser. A-1, AMBAC, 5s, 7/1/24	AA	2,600,000	2,141,646

Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151), 5s, 8/1/25	BB/P	2,100,000	1,471,449

Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp.), Ser. A, AMBAC
6.1s, 12/1/38	AA	3,000,000	2,384,190
5 1/4s, 7/1/34	AA	3,000,000	2,122,290

Henderson G.O. Bonds (Ltd. Tax -Swr.), FGIC, 5s,
6/1/29	AA+	1,000,000	955,420

MUNICIPAL BONDS AND NOTES (178.6%)* cont.	Rating**	Principal amount	Value

Nevada cont.
Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-16), 5 1/8s, 3/1/25	BB/P	$1,165,000	$679,941
(No. T-16), 5.1s, 3/1/21	BB/P	1,275,000	778,477
(No. T-17), 5s, 9/1/25	BB/P	615,000	424,959

			45,527,169
New Hampshire (0.2%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Southern NH
Med. Ctr.), Ser. A, 5 1/4s, 10/1/28	A–	1,315,000	1,045,215

			1,045,215
New Jersey (3.6%)
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, U.S. Govt.
Coll., 7 1/4s, 11/15/31 (Prerefunded)	AAA/F	1,300,000	1,474,694
(First Mtge. Presbyterian Home), Ser. A, 6 3/8s,
11/1/31	BB/P	1,000,000	775,330
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	5,000,000	3,940,800
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	2,800,000	2,251,480

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	2,750,000	2,076,965
(St. Peters U. Hosp.), 5 1/4s, 7/1/21	Baa2	2,325,000	1,926,937
(Hunterdon Med. Ctr.), Ser. B, 5s, 7/1/20	A–	575,000	498,330
(Hunterdon Med. Ctr.), Ser. B, 5s, 7/1/18	A–	520,000	468,614

NJ State Edl. Fac. Auth. Rev. Bonds
(Fairleigh Dickinson), Ser. C, 6s, 7/1/20	BBB–/F	1,500,000	1,300,725

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 1A, 5s, 6/1/29	BBB	1,350,000	863,595

			15,577,470
New Mexico (0.1%)
NM Mtge. Fin. Auth. FRN (Single Fam. Mtge.),
Ser. C, GNMA Coll., FNMA Coll., FHLMC Coll.,
5.82s, 9/1/33	AAA	555,000	546,325

			546,325
New York (8.7%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepard Village),
Ser. A, 6 7/8s, 7/1/40	B/P	320,000	258,784

Buffalo, G.O. Bonds, Ser. D, FGIC, 5 1/2s,
12/15/13	AA	1,000,000	1,041,940

Niagara Cnty., Indl. Dev. Agcy. Mandatory Put
Bonds (Solid Waste Disp.), Ser. C, 5 5/8s,
11/15/14	Baa2	2,000,000	1,799,220

NY City, City Transitional Fin. Auth. VRDN
(NYC Recovery), Ser. 3, 2.78s, 11/1/22	VMIG1	7,600,000	7,600,000

NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. A,
FGIC, 5s, 7/1/25	AA+	1,500,000	1,347,900

NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. A, 6 1/4s,
3/1/15	BB/P	1,400,000	1,163,218
(Brooklyn Navy Yard Cogen. Partners), 6.2s,
10/1/22	Ba1	770,000	702,356
(Brooklyn Navy Yard Cogen. Partners), Ser. G,
5 3/4s, 10/1/36	Ba1	2,000,000	1,549,260

MUNICIPAL BONDS AND NOTES (178.6%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev.
Bonds (Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	Baa3	$2,100,000	$1,475,187

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(JFK Intl. Arpt.), Ser. A, 8s, 8/1/12	B–	2,000,000	1,700,180
(British Airways PLC), 5 1/4s, 12/1/32	Ba1	700,000	388,878

NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement), 6s, 6/1/43	BBB	1,500,000	1,186,440

NY State Dorm. Auth. Rev. Bonds (NY Methodist
Hosp.), 5 1/4s, 7/1/15	Baa3	500,000	453,780

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (Orange Regl. Med. Ctr.), 6 1/4s,
12/1/37	Ba1	800,000	636,128

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A+	6,000,000	6,022,200

Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK
Intl. Air Term. - 6), MBIA, 5.9s, 12/1/17	AA	9,000,000	8,522,640

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
Mandatory Put Bonds (Seneca Meadows, Inc.),
6 5/8s, 10/1/13	B+	670,000	637,827

Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Peconic Landing), Ser. A,
8s, 10/1/30	BB–/P	1,300,000	1,248,143

			37,734,081
North Carolina (3.8%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. D, 6 3/4s, 1/1/26	Baa1	1,000,000	1,005,830
Ser. A, 5 3/4s, 1/1/26	Baa1	4,000,000	3,629,880
Ser. B, 5.65s, 1/1/16	Baa1	1,000,000	1,009,800

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	1,055,000	898,427
(First Mtge. - Presbyterian Homes), 5 3/8s,
10/1/22	BB/P	1,000,000	767,410
(First Mtge. - Pines at Davidson), Ser. A, 5s,
1/1/18	A–/F	335,000	305,674
(Pines at Davidson), Ser. A, 5s, 1/1/15	A–/F	635,000	603,923

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A2	8,000,000	8,101,440

			16,322,384
North Dakota (1.5%)
Grand Forks, Hlth. Care Syst. Rev. Bonds (Altru
Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24
(Prerefunded)	Baa2	2,000,000	2,166,820

ND State Board of Higher Ed. Rev. Bonds (U. of ND
Hsg. & Auxillary Fac.), FSA, 5s, 4/1/19	Aaa	500,000	507,705

ND State Hsg. Fin. Agcy. Rev. Bonds (Hsg. Fin.),
Ser. B, 4.8s, 7/1/37	Aa1	5,575,000	3,684,741

			6,359,266

MUNICIPAL BONDS AND NOTES (178.6%)* cont.	Rating**	Principal amount	Value

Ohio (8.8%)
American Muni. Pwr. - Ohio, Inc.
Rev. Bonds, 5 1/4s, 2/15/33 T	Aaa	$10,000,000	$9,411,300

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 3/4s, 6/1/34	BBB	14,300,000	9,623,471
5 1/8s, 6/1/24	BBB	2,240,000	1,738,554

Coshocton Cnty., Env. 144A Rev. Bonds
(Smurfit-Stone Container Corp.), 5 1/8s, 8/1/13	B–	1,700,000	1,118,906

Hickory Chase, Cmnty. Auth. Infrastructure Impt.
Rev. Bonds (Hickory Chase), 7s, 12/1/38	BB–/P	700,000	580,699

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 6s, 8/15/43	Baa1	3,100,000	2,453,991

Montgomery Cnty., Rev. Bonds (Catholic Hlth.
Initiatives), Ser. A, 5s, 5/1/30	Aa2	2,025,000	1,674,817

Montgomery Cnty., Hosp. Rev. Bonds (Kettering
Med. Ctr.), 6 3/4s, 4/1/22 (Prerefunded)	A2	1,000,000	1,071,150

OH State Higher Ed. Fac. Comm. Rev. Bonds (John
Carroll U.), 5 1/4s, 11/15/33	A2	500,000	458,370

Rickenbacker, Port Auth. Rev. Bonds (OASBO
Expanded Asset Pooled), Ser. A, 5 3/8s, 1/1/32	A2	6,835,000	6,191,348

Scioto Cnty., Hosp. Rev. Bonds (Southern Med.
Ctr.), 5 1/2s, 2/15/28	A2	4,660,000	3,806,381

			38,128,987
Oklahoma (1.5%)
Durant, Cmnty. Facs. Auth. G.O. Bonds, XLCA,
5 3/4s, 11/1/24	A	1,730,000	1,765,932

Tulsa, Muni. Arpt. Trust Mandatory Put Bonds,
Ser. B
6s, 12/1/08	B–	2,000,000	1,985,040
5.65s, 12/1/08	B–	2,840,000	2,818,757

			6,569,729
Oregon (0.9%)
Keizer, Special Assmt. Bonds (Keizer Station),
Ser. A, 5.2s, 6/1/31	A3	2,500,000	2,235,550

Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), Ser. A, 5 1/4s, 12/1/26	BB–/P	1,040,000	739,596

OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Family Mtge.), Ser. K, 5 5/8s, 7/1/29	Aa2	895,000	893,434

			3,868,580
Pennsylvania (6.8%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	BB	1,500,000	937,080

Bucks Cnty., Indl. Dev. Auth. Rev. Bonds
(USX Corp.), 5.6s, 3/1/33	Baa1	2,025,000	1,635,633

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann’s Choice, Inc.), Ser. A
5.4s, 1/1/15	BB/P	1,060,000	932,641
5.3s, 1/1/14	BB/P	710,000	637,133

Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB–	1,715,000	1,730,246

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes), Ser. A, 5s, 1/1/17	BBB+	1,320,000	1,132,085

MUNICIPAL BONDS AND NOTES (178.6%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Delaware Cnty., College Auth. Rev. Bonds
(Neumann College)
6s, 10/1/30	BBB	$675,000	$558,083
6s, 10/1/25	BBB	75,000	64,958

Delaware Cnty., Indl. Dev. Auth. Poll. Control
VRDN (Exelon), 1.3s, 4/1/21	VMIG1	1,530,000	1,530,000

Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Mercyhurst College), 5 1/2s, 3/15/38	BBB	$725,000	$521,007

Lancaster, Higher Ed. Auth. College Rev. Bonds
(Franklin & Marshall College), 5s, 4/15/29	A1	1,000,000	905,610

New Morgan, Indl. Dev. Auth. Solid Waste Disp.
Rev. Bonds (New Morgan Landfill Co., Inc.),
6 1/2s, 4/1/19	BB–	1,000,000	804,310

Northampton Cnty., Hosp. Auth. Rev. Bonds (Saint
Lukes Hosp.), Ser. A, 5 1/2s, 8/15/40	Baa1	1,250,000	911,388

PA State Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds (Northampton Generating), Ser. A
6.6s, 1/1/19	B–	1,850,000	1,618,325
6 1/2s, 1/1/13	B–	1,000,000	944,010

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5 3/8s, 7/15/29	BBB+	750,000	678,165
(Philadelphia U.), 5s, 6/1/30	Baa2	2,250,000	1,636,020
(Philadelphia U.), 5s, 6/1/22	Baa2	860,000	701,665

Philadelphia, Auth. for Indl. Dev. VRDN (Fox
Chase Cancer Ctr.), Ser. A, 1.1s, 7/1/31	VMIG1	6,200,000	6,200,000

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Hosp.-Graduate Hlth. Sys.), Ser. A,
6 1/4s, 7/1/13 (In default) †	D/P	1,462,206	439

Sayre, Hlth. Care Fac. Auth. Rev. Bonds (Guthrie
Hlth.), Ser. A, 5 7/8s, 12/1/31	A	580,000	494,549

Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31
(Prerefunded)	AAA/P	3,000,000	3,338,910

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	550,000	431,068

West Cornwall, Tpk. Muni. Auth. Rev. Bonds
(Elizabethtown College), 6s, 12/15/27
(Prerefunded)	BBB+	1,000,000	1,089,990

			29,433,315
Puerto Rico (3.1%)
Cmnwlth. of PR, G.O. Bonds, Ser. A
FGIC, 5 1/2s, 7/1/16	Baa3	3,300,000	3,295,644
5s, 7/1/16	Baa3	5,000,000	4,775,300

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A, 6s, 7/1/38	Baa3	4,125,000	3,779,325

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. M-2, 5 3/4s, 7/1/34	Baa3	1,750,000	1,691,218

			13,541,487
Rhode Island (—%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
6 1/4s, 6/1/42	BBB	200,000	143,562

			143,562

MUNICIPAL BONDS AND NOTES (178.6%)* cont.	Rating**	Principal amount	Value

South Carolina (3.8%)
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5.7s, 4/1/14	BBB	$1,000,000	$904,860

Orangeburg Cnty., Solid Waste Disp. Fac. Rev.
Bonds (SC Elec. & Gas), AMBAC, 5.7s, 11/1/24	AA	2,500,000	2,330,800

SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A,
6 1/2s, 8/15/32 (Prerefunded)	AAA	2,000,000	2,216,440

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.)
Ser. A, 7 3/8s, 12/15/21 (Prerefunded)	AAA/P	1,300,000	1,447,563
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	2,445,000	2,671,676
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	305,000	333,277

SC Tobacco Settlement Rev. Mgmt. Auth. Rev.
Bonds, Ser. B, 6 3/8s, 5/15/30 (Prerefunded)	BBB	4,135,000	4,356,967

SC Trans. Infrastructure Bk. Rev. Bonds, Ser. A,
AMBAC, 5s, 10/1/27	Aa3	2,460,000	2,268,095

			16,529,678
South Dakota (0.9%)
SD Edl. Enhancement Funding Corp. SD Tobacco Rev.
Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	2,450,000	1,996,383

SD Hsg. Dev. Auth. Rev. Bonds
(Home Ownership), Ser. C, 5 3/8s, 5/1/18	AAA	1,465,000	1,371,753
(Home Ownership Mtge.), Ser. J, 4 1/2s, 5/1/17	AAA	500,000	461,395

			3,829,531
Tennessee (2.8%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (First Mtge. Mountain States Hlth.),
Ser. A
7 1/2s, 7/1/33 (Prerefunded)	A2	5,175,000	5,643,907
7 1/2s, 7/1/25 (Prerefunded)	Baa1	2,000,000	2,181,220

Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp. Board
Rev. Bonds (Methodist Hlth. Care)
6 1/2s, 9/1/26 (Prerefunded)	AAA	630,000	701,322
6 1/2s, 9/1/26 (Prerefunded)	AAA	370,000	411,888

Sullivan Cnty., Hlth. Edl. & Hsg. Hosp. Fac.
Board Rev. Bonds (Wellmont Hlth. Syst.), Ser. C
5s, 9/1/22	BBB+	3,100,000	2,251,282
5s, 9/1/19	BBB+	1,460,000	1,127,091

			12,316,710
Texas (17.5%)
Abilene, Hlth. Fac. Dev. Corp. Retirement Fac.
(Sears Methodist Retirement), 6s, 11/15/29	BB–/P	1,050,000	795,197

Alliance, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 4.85s, 4/1/21	Baa2	3,250,000	2,425,573

Brazoria Cnty., Brazos River Harbor Naval Dist.
(Dow Chemical Co.), Ser. A-3, 5 1/8s, 5/15/33	A3	390,000	267,489

Brazos River, Auth. Poll. Control Rev. Bonds
Ser. D-1, 8 1/4s, 5/1/33	Caa1	500,000	379,065
(TXU Energy Co., LLC), 5s, 3/1/41	Caa1	500,000	249,355

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (Dow Chemical), 5.9s, 5/1/28	A3	2,850,000	2,245,743

Dallas Cnty., Util. & Reclaimation Dist. G.O.
Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	AA	4,000,000	3,816,800

Dallas, Area Rapid Transit Rev. Bonds
Sr. Lien, 5s, 12/1/33 T	AAA	20,000,000	18,776,600

MUNICIPAL BONDS AND NOTES (178.6%)* cont.	Rating**	Principal amount	Value

Texas cont.
Denton, Indpt. School Dist. VRDN, Ser. 05-A,
1.85s, 8/1/35	A–1+	$2,250,000	$2,250,000

Gateway, Pub. Fac. Corp. Mandatory Put Bonds
(Stonegate Villas Apt.), FNMA Coll., 4.55s, 7/1/14	Aaa	1,500,000	1,491,495

Gulf Coast, Waste Disp. Auth. Rev. Bonds
(Valero Energy Corp.), 6.65s, 4/1/32	Baa2	1,000,000	734,050
Ser. A, 6.1s, 8/1/24	BBB	550,000	412,643

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(Texas Med. Ctr.), Ser. B-1, 1 1/4s, 9/1/31	VMIG1	1,000,000	1,000,000

Harris Cnty., Hlth. Fac. Rev. Bonds (Memorial
Hermann Hlth. Care), Ser. A, 6 3/8s, 6/1/29
(Prerefunded)	A2	1,500,000	1,644,150

Harris Cnty., Houston Sports Auth. Rev. Bonds,
Ser. H, MBIA, zero %, 11/15/25	AA	11,000,000	3,429,800

Leander, Indpt. School Dist. G.O. Bonds, PSFG,
zero %, 8/15/14	AAA	4,330,000	3,390,217

Lower CO River Auth. Rev. Bonds, 5 3/4s, 5/15/37	A1	2,400,000	2,277,744

Matagorda Cnty., Navigation Dist. TX Poll.
Control Mandatory Put Bonds (Dist. No. 1 AEP
Texas Central Co.), 5 1/8s, 6/1/11	Baa2	1,500,000	1,494,765

Mission, Econ. Dev. Corp. Solid Waste Disp. Rev.
Bonds (Allied Waste N.A. Inc.), Ser. A, 5.2s,
4/1/18	B+	1,200,000	886,656

North TX, Thruway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	1,300,000	1,299,870
Ser. D, AGO, zero %, 1/1/28	Aaa	7,800,000	2,368,392

North TX, Thruway Auth. Rev. Bonds (Toll 2nd
Tier), Ser. F, 5 3/4s, 1/1/38	A3	2,000,000	1,687,660

North TX, Thruway Auth. stepped-coupon Rev.
Bonds, zero %, (6.5s, 1/1/15) 2043 ††	A2	4,000,000	2,463,640

Port Corpus Christi Indl. Dev. Corp. Rev. Bonds
(Valero), Ser. C, 5.4s, 4/1/18	Baa2	1,535,000	1,329,479

Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s,
10/1/21	Baa2	3,000,000	2,941,800

San Antonio Wtr. Rev. Bonds, Ser. A, FSA, 5s,
5/15/32	Aaa	2,000,000	1,904,340

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.), 5 1/4s, 11/15/37	A–	1,100,000	789,998

Tomball, Hosp. Auth. Rev. Bonds (Tomball
Regl. Hosp.)
6s, 7/1/29	Baa3	2,000,000	1,603,780
6s, 7/1/19	Baa3	1,700,000	1,503,548

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5s, 12/15/15	A2	3,000,000	2,562,450

TX State Tpk. Auth. Rev. Bonds (Central Texas
Tpk. Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	AA	8,000,000	7,440,640

			75,862,939

MUNICIPAL BONDS AND NOTES (178.6%)* cont.	Rating**	Principal amount	Value

Utah (4.9%)
Intermountain Pwr. Agcy. Rev. Bonds, Ser. A,
MBIA, U.S. Govt. Coll., 6.15s, 7/1/14
(Prerefunded)	AA	$8,165,000	$8,181,330

Murray City, Hosp. Rev. VRDN (IHC Hlth.
Svcs., Inc.)
Ser. B, 0.9s, 5/15/37	VMIG1	4,500,000	4,500,000
Ser. C, 0.9s, 5/15/36	A–1+	6,800,000	6,800,000

Salt Lake City, Hosp. Rev. Bonds, AMBAC, 6 3/4s,
5/15/20 (Prerefunded)	AA	2,000,000	2,002,540

			21,483,870
Vermont (0.2%)
VT Hsg. Fin. Agcy. Rev. Bonds
(Single Fam.), Ser. 23, FSA, 5s, 5/1/34	Aaa	185,000	176,398
Ser. 19A, FSA, 4.62s, 5/1/29	Aaa	860,000	829,771

			1,006,169
Virginia (1.8%)
Fredericksburg, Indl. Dev. Auth. Rev. Bonds
(Medicorp Hlth. Syst.), Ser. B, 5 1/8s, 6/15/33	A3	500,000	374,015

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds (United Methodist), Ser. A
6.7s, 6/1/27	BB+/P	735,000	625,764
6.7s, 6/1/27 (Prerefunded)	BB+/P	265,000	295,875

Prince William Cnty., Indl. Dev. Auth. Hosp. Rev.
Bonds (Potomac Hosp. Corp.), 5.35s, 10/1/36	A3	2,500,000	1,905,950

VA State Hsg. Dev. Auth. Rev. Bonds, Ser. A-5,
4.2s, 7/1/14	Aaa	4,890,000	4,484,277

			7,685,881
Washington (3.0%)
Chelan Cnty. Dev. Corp. Rev. Bonds (Alcoa),
5.85s, 12/1/31	Baa1	4,000,000	3,410,880

Everett, Pub. Fac. Dist. Ltd. Sales Tax &
Interlocal Rev. Bonds, Ser. A
5s, 12/1/22	A	940,000	879,201
5s, 12/1/21	A	940,000	892,549

Port of Seattle Rev. Bonds, Ser. B, MBIA, 5.8s,
2/1/20	Aa2	1,000,000	975,740

Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	900,000	729,828
6 1/2s, 6/1/26	BBB	5,405,000	4,864,554

WA State Hlth. Care Fac. Auth. Rev. Bonds,
Ser. C, Radian Insd., 5 3/8s, 8/15/28	A3	900,000	784,233

WA State Hsg. Fin. Comm. VRDN (Local 82 — JATC
Edl. Dev. Trust), 1.81s, 11/1/25	A–1+	700,000	700,000

			13,236,985
West Virginia (1.2%)
Harrison Cnty., Cmnty. Solid Waste Disp. Rev.
Bonds (Allegheny Energy), Ser. D, 5 1/2s,
10/15/37	Baa2	3,450,000	2,388,159

Mason Cnty., Poll. Control Mandatory Put Bonds
(Appalachian Pwr. Co. Project), Ser. L, 5 1/2s,
10/1/11	Baa2	750,000	667,643

MUNICIPAL BONDS AND NOTES (178.6%)* cont.	Rating**	Principal amount	Value

West Virginia cont.
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	B1	$2,025,000	$1,538,028

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B/P	935,000	720,633

			5,314,463
Wisconsin (3.5%)
Badger, Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	7,000,000	6,926,010
6 3/8s, 6/1/32	BBB	8,600,000	7,710,760

U. of WI Hosp. & Clinic Auth. VRDN, Ser. B, 1.2s,
4/1/34	VMIG1	400,000	400,000

			15,036,770
Wyoming (0.7%)
Sweetwater Cnty., Poll. Control VRDN
(Pacificorp.), Ser. B, 1.15s, 1/1/14	P–1	1,300,000	1,300,000

WY Muni. Pwr. Agcy. Rev. Bonds (Pwr. Supply),
Ser. A
5 1/2s, 1/1/33	A2	950,000	865,944
5 1/2s, 1/1/28	A2	1,000,000	944,410

			3,110,354

TOTAL INVESTMENTS

Total investments (cost $846,293,660)			$775,873,272

  * Percentages indicated are based on net assets of $434,315,499.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at October 31, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at October 31, 2008 and does not reflect any subsequent changes.

  † Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

   T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN, Mandatory Put Bonds, FRB and FRN are the current interest rates at October 31, 2008.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at October 31, 2008 (as a percentage of net assets):

Health care	51.1%
Utilities	30.3
Local government	13.7
Industrial/commodity	11.9
Education	11.0
Tobacco	10.0

The fund had the following insurance concentrations greater than 10% at October 31, 2008 (as a percentage of net assets):

AMBAC	16.6%
MBIA	13.3

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of October 31, 2008:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$—	$—

Level 2	775,873,272	—

Level 3	—	—

Total	$775,873,272	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/08 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $846,293,660)	$775,873,272

Cash	18,004,332

Interest and other receivables	11,899,708

Receivable for securities sold	4,353,125

Receivable from Manager (Note 2)	86,560

Total assets	810,216,997

LIABILITIES

Distributions payable to shareholders	2,591,047

Distributions payable to preferred shareholders (Note 1)	516,605

Payable for compensation of Manager (Note 2)	1,188,419

Payable for investor servicing fees (Note 2)	20,648

Payable for Trustee compensation and expenses (Note 2)	194,693

Payable for administrative services (Note 2)	3,424

Payable for floating rate notes issued (Note 1)	36,140,000

Other accrued expenses	346,662

Total liabilities	41,001,498

Series A remarketed preferred shares: (3,842 shares
authorized and issued at $25,000 per share) (Note 4)	96,050,000

Series B remarketed preferred shares: (3,417 shares
authorized and issued at $25,000 per share) (Note 4)	85,425,000

Series C remarketed preferred shares: (6,137 shares
authorized and issued at $25,000 per share) (Note 4)	153,425,000

Net assets	$434,315,499

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$567,486,072

Distributions in excess of net investment income (Note 1)	(443,115)

Accumulated net realized loss on investments (Note 1)	(62,307,070)

Net unrealized depreciation of investments	(70,420,388)

Total — Representing net assets applicable to common shares outstanding	$434,315,499

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($434,315,499 divided by 42,871,374 shares)	$10.13

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 10/31/08 (Unaudited)

INTEREST INCOME	$24,130,004

EXPENSES

Compensation of Manager (Note 2)	2,483,879

Investor servicing fees (Note 2)	129,703

Custodian fees (Note 2)	9,165

Trustee compensation and expenses (Note 2)	19,802

Administrative services (Note 2)	10,543

Interest and fee expense (Note 1)	385,843

Legal expense	213,489

Preferred share remarketing agent fees	474,306

Other	325,538

Total expenses	4,052,268

Expense reduction (Note 2)	(59,384)

Net expenses	3,992,884

Net investment income	20,137,120

Net realized loss on investments (Notes 1 and 3)	(12,918,554)

Net realized loss on futures contracts (Note 1)	(646,082)

Net unrealized depreciation of investments and futures contracts during the period	(83,509,558)

Net loss on investments	(97,074,194)

Net decrease in net assets resulting from operations	$(76,937,074)

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From tax exempt net investment income	(6,732,157)

Net decrease in net assets resulting from operations (applicable to common shareholders)	$(83,669,231)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/08*	Year ended 4/30/08

Operations:
Net investment income	$20,137,120	$18,117,735

Net realized loss on investments	(13,564,636)	(1,738,260)

Net unrealized depreciation of investments	(83,509,558)	(14,806,638)

Net increase (decrease) in net assets resulting from operations	(76,937,074)	1,572,837

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	—	(3,110)

From tax exempt net investment income	(6,732,157)	(6,433,786)

Net decrease in net assets resulting from operations
(applicable to common shareholders)	(83,669,231)	(4,864,059)

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	—	(6,759)

From tax exempt net investment income	(14,519,130)	(10,801,015)

Increase from issuance of common shares in connection with
the merger of Putnam Municipal Bond Fund (Note 6)	—	193,245,081

Increase from issuance of common shares in connection with
the merger of Putnam Investment Grade Municipal Trust (Note 6)	—	186,555,544

Decrease from shares repurchased (Note 5)	(4,924,517)	(26,876,245)

Total increase (decrease) in net assets	(103,112,878)	337,252,547

NET ASSETS

Beginning of period	537,428,377	200,175,830

End of period (including distributions in excess of net investment income of $443,115 and undistributed net investment income of
$671,052, respectively)	$434,315,499	$537,428,377

(Continued on next page)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets (Continued)

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	43,318,703	15,172,510

Shares repurchased (Note 5)	(447,329)	(2,219,661)

Shares issued in connection with the merger of Putnam
Municipal Bond Fund (Note 6)	—	15,451,020

Shares issued in connection with the merger of Putnam
Investment Grade Municipal Trust (Note 6)	—	14,916,168

Retirement of shares held by the fund	—	(1,334)

Common shares outstanding at end of period	42,871,374	43,318,703

Remarketed preferred shares outstanding at beginning of period	15,760	4,004

Preferred shares issued in connection with the merger of
Putnam Municipal Bond Fund (Note 6)	—	5,320

Preferred shares issued in connection with the merger of
Putnam Investment Grade Municipal Trust (Note 6)	—	5,600

Preferred shares issued — Series A (Note 4)	—	800

Preferred shares redeemed — Series A (Note 4)	(678)	—

Preferred shares redeemed — Series B (Note 4)	(603)	—

Preferred shares redeemed — Series C (Note 4)	(1,083)	—

Remarketed preferred shares outstanding at end of period	13,396	15,760

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended

	10/31/08	4/30/08	4/30/07	4/30/06	4/30/05	4/30/04
Net asset value, beginning of period
(common shares)	$12.41	$13.19	$12.85	$13.15	$12.72	$12.98

Investment operations:

Net investment income [a]	.47	.93 [e]	.89	.86	.91	1.00

Net realized and unrealized
gain (loss) on investments	(2.26)	(.88)	.23	(.30)	.51	(.24)

Total from investment operations	(1.79)	.05	1.12	.56	1.42	.76

Distributions to preferred shareholders:

From net investment income	(.16)	(.33)	(.28)	(.21)	(.12)	(.07)

Total from investment operations
(applicable to common shareholders)	(1.95)	(.28)	.84	.35	1.30	.69

Distributions to common shareholders:

From net investment income	(.34)	(.57)	(.57)	(.68)	(.87)	(.95)

Total distributions	(.34)	(.57)	(.57)	(.68)	(.87)	(.95)

Increase from shares repurchased	.01	.07	.07	.03	—	—

Net asset value, end of period
(common shares)	$10.13	$12.41	$13.19	$12.85	$13.15	$12.72

Market price, end of period
(common shares)	$9.33	$11.13	$12.20	$11.68	$11.72	$12.47

Total return at market price (%)
(common shares) [b]	(13.44)*	(4.09)	9.64	5.61	.82	7.49

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares) (in thousands)	$434,315	$537,428	$200,176	$203,548	$212,505	$205,571

Ratio of expenses to
average net assets (%) [c,d]	.80 * [f]	1.44 [e]	1.28	1.37	1.40	1.37

Ratio of net investment income
to average net assets (%) [d]	2.63 *	4.86 [e]	4.61	4.92	6.15	7.05

Portfolio turnover (%)	23.40 *	44.85	12.60	10.74	29.51	19.19

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

e Reflects waiver of certain fund expenses in connection with the fund’s remarketed preferred shares during the period. As a result of such waivers, the expenses of the fund for the period ended April 30, 2008 reflect a reduction of less than 0.01% of average net assets (Note 2).

f Includes interest and fee expense associated with borrowings which amounted to 0.08% for the period ended October 31, 2008 (Note 1).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Municipal Opportunities Trust (the “fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.The fund’s investment objective is to seek as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade and some below investment-grade municipal bonds selected by Putnam Management.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Tender option bonds The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (“TOB trust”) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds issued to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At October 31, 2008, the fund’s investments with a value of $68,141,093 were held by the TOB trust and served as collateral for $36,140,000 in floating-rate bonds outstanding. During the period ended October 31, 2008, the fund incurred interest expense of $337,626 for these investments based on an average interest rate of 3.12% .

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities.When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2008 the fund had a capital loss carryover of $46,202,236 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 4,828,051	April 30, 2009

15,740,029	April 30, 2010

10,138,476	April 30, 2011

9,779,755	April 30, 2012

2,388,286	April 30, 2013

897,370	April 30, 2014

1,545,945	April 30, 2015

884,324	April 30, 2016

As a result of the February 25, 2008 merger of Putnam Investment Grade Municipal Trust into the fund, the fund acquired $15,032,305 in capital loss carryovers which are subject to limitations imposed by the Code. The acquired capital loss carryover and the expiration dates are:

Loss Carryover	Expiration

$ 1,282,640	April 30, 2009

12,371,356	April 30, 2010

894,377	April 30, 2012

483,932	April 30, 2014

As a result of the February 25, 2008 merger of Putnam Municipal Bond Fund into the fund, the fund acquired $11,332,686 in capital loss carryovers which are subject to limitations imposed by the Code. The acquired capital loss carryover and the expiration dates are:

Loss Carryover	Expiration

$2,042,384	April 30, 2009

1,125,104	April 30, 2010

6,550,467	April 30, 2011

413,438	April 30, 2014

1,201,293	April 30, 2015

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2009 $1,717,285 of losses recognized during the period November 1, 2007 to April 30, 2008 a portion of which could be limited by Section 381 of the Code.

The aggregate identified cost on a tax basis is $846,301,333, resulting in gross unrealized appreciation and depreciation of $8,651,664 and $79,079,725, respectively, or net unrealized depreciation of $70,428,061.

F) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date.

Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and a 7-day period for Series B and Series C. The applicable dividend rate for the remarketed preferred shares on October 31, 2008 was 7.16% for Series A, 3.47% for Series B and 3.63% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management and administrative service fees rate under the contracts multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by theTrustees.

Custodial functions for the fund’s assets were provided by State Street Bank andTrust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended October 31, 2008, the fund incurred $129,703 for investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended October 31, 2008, the fund’s expenses were reduced by $59,384 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $422, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through

December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended October 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $194,232,723 and $370,904,601, respectively.There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

On February 25, 2008, Putnam Investment Grade Municipal Trust and Putnam Municipal Bond Fund merged with and into Putnam Municipal Opportunities Trust. A related two-for-one stock split of Series A remarketed preferred shares of Putnam Municipal Opportunities Trust, which reduced the liquidation preference of these shares from $50,000 per share to $25,000 per share, took effect on February 22, 2008. The stock split was necessary to accommodate the different per-share liquidation preference of preferred shares of the merging series, and did not affect the aggregate liquidation preference of preferred shares held by any shareholder.

The Series A, Series B and Series C Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares.

Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2008, no such restrictions have been placed on the fund.

In August 2008, the fund redeemed 678 Series A, 603 Series B and 1,083 Series C Remarketed Preferred shares. The redemption price was equal to the liquidation preference per share ($25,000) of each series of preferred shares, plus accumulated but unpaid dividends as of the following redemption dates: August 18, 2008 for Series A, August 19, 2008 for Series B and August 22, 2008 for Series C Remarketed Preferred shares.The August 2008 preferred share redemptions represented 15% of the fund’s $394,000,000 in outstanding preferred shares.

On November 21, 2008, the fund redeemed an additional 800 Series C Remarketed Preferred shares; this redemption represented approximately 6% of the fund’s $334,900,000 (following the August 2008 redemptions) in outstanding preferred shares.

On December 8, 2008 the fund redeemed the remaining 3,842 Series A Remarketed Preferred shares; this redemption represented approximately 30.5% of the fund’s $314,900,000 (following the November 2008 redemptions) in outstanding preferred shares.

Following the December 2008 redemption the fund’s outstanding preferred shares amounted to $218,850,000.

Note 5: Share repurchase program

In September 2008, theTrustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2009 (based on shares outstanding as of October 7, 2008). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six-months ended October 31, 2008, the fund repurchased 447,329 common shares for an aggregate purchase price of $4,924,517, which reflects a weighted-average discount from net asset value per share of 10.17%

Note 6: Acquisition of Putnam Investment
Grade MunicipalTrust and Putnam
Municipal Bond Fund

On February 25, 2008, the fund issued 15,451,020 common shares in exchange for 14,811,985 common shares of Putnam Municipal Bond Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The common net assets of the fund and Putnam Municipal Bond Fund on February 22, 2008, were $166,915,403 and $193,245,081, respectively. On February 22, 2008, Putnam Municipal Bond Fund had distributions in excess of net investment income of $718,301, accumulated net realized loss of $15,283,441 and unrealized appreciation of $5,964,062.

On February 25, 2008, the fund also issued 2,920 Series A remarketed preferred shares in exchange for 2,920 Series A auction rate municipal preferred shares of Putnam Municipal Bond Fund and issued 2,400 Series B remarketed preferred shares in exchange for 2,400 Series B auction rate municipal preferred shares of Putnam Municipal Bond Fund. The liquidation preference of these shares is valued at $133,000,000.

On February 25, 2008, the fund issued 14,916,168 common shares in exchange for 17,829,274 common shares of Putnam Investment Grade Municipal Trust to acquire that fund’s common net assets in a tax-free exchange approved by the shareholders. The common net assets of the fund and Putnam Investment Grade MunicipalTrust on February 22, 2008, were $166,915,403 and $186,555,544, respectively. On February 22, 2008, Putnam Investment Grade Municipal Trust had distributions in excess of net investment income of $33,508, accumulated net realized loss of $15,757,303 and unrealized appreciation of $6,669,652.

On February 25, 2008, the fund issued 5,600 Series C remarketed preferred shares in exchange for 1,400 Series A remarketed preferred shares of Putnam Investment Grade Municipal Trust. The liquidation preference of these shares is valued at $140,000,000.

The aggregate common net assets of the fund immediately following the acquisition of both funds were $546,716,028. Following the acquisition of both funds the liquidation preference of preferred shares was $394,000,000.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam Municipal Opportunities Trust.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the fund’s financial statement disclosures.

Note 9: Actions by trustees

The Trustees of the Putnam Funds have approved a plan to merge the fund into Putnam Tax Exempt Income Fund. The transaction is scheduled to occur in 2009. It is subject to a number of conditions, including approval of a majority of the outstanding shareholders of the fund, and there is no guarantee it will occur.

Shareholder meeting results (unaudited)

May 8, 2008 annual meeting
At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld	Abstentions	Broker non votes

Jameson A. Baxter	36,406,224	3,236,302	11,368	—

Charles B. Curtis	36,414,538	3,227,988	11,368	—

Robert J. Darretta	36,436,198	3,206,328	11,368	—

Myra R. Drucker	36,425,056	3,217,470	11,368	—

Charles E. Haldeman, Jr.	36,428,458	3,214,068	11,368	—

Paul L. Joskow	36,431,319	3,211,207	11,368	—

Elizabeth T. Kennan	36,400,792	3,241,734	11,368	—

Kenneth R. Leibler	36,433,737	3,208,789	11,368	—

George Putnam, III	36,414,481	3,228,045	11,368	—

Richard B. Worley	36,427,595	3,214,931	11,368	—

	Votes for	Votes withheld	Abstentions	Broker non votes

John A. Hill	13,932	1,409	—	—

Robert E. Patterson	13,933	1,404	—	—

All tabulations are rounded to the nearest whole number.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and Chief
Management, LLC	President	Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and Chief
Marketing Services	Principal Executive Officer,	Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and BSA
	Jonathan S. Horwitz	Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and Principal
Ropes & Gray LLP	Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson A. Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Robert L. Reynolds	Vice President
Richard B. Worley

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

 Item 5. Audit Committee

Not Applicable

 Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 -
May 31, 2008	146,916	$11.23	146,916	3,075,238
June 1 -
June 30, 2008	33,231	$11.00	33,231	3,042,007
July 1 -
July 31, 2008	267,182	$10.89	267,182	2,774,825
August 1 -	-	-	-	2,774,825

August 31, 2008
September 1 -
September 30, 2008	-	-	-	2,774,825

October 1 -
October 7, 2008	-	-	-	2,774,825
October 8 -
October 31, 2008	-	-	-	4,287,137

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 807,855 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 1,615,709 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 1,360,966 shares through October 7, 2008. . In September 2008, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 4,287,137 shares through October 7, 2009.

**Information prior to October 7, 2008 is based on the total number of shares eligible for repurchase under the program, as amended through September 2007. Information from October 8, 2008 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2008.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 29, 2008
By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2008